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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 24, 2003 (November 21, 2003)

                           Newcastle Investment Corp.
          -------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

    Maryland                       001-31458                      81-0559116
---------------             ------------------------         -------------------
(State or other             (Commission File Number)            (IRS Employer
jurisdiction of                                              Identification No.)
 incorporation)


  1251 Avenue of the Americas, 16th Floor, New York, NY              10020
---------------------------------------------------------         ---------
         (Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code   (212) 798-6100
                                                     --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

                  On November 21, 2003, Newcastle Investment Corp. (the "Company") entered into a purchase agreement with Cohen & Steers Capital Management, Inc. ("Cohen & Steers") and certain client accounts of Cohen & Steers, as set forth in the purchase agreement, for the issuance and sale by the Company of 3,282,276 shares of its common stock. The common stock was sold pursuant to an effective shelf registration statement. A copy of the purchase agreement is attached hereto as Exhibit 1.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)      Exhibits

     Exhibit Reference Number     Exhibit Description
     ------------------------     -------------------
              1.1                 Purchase Agreement, dated November 21, 2003,
                                  by and among Newcastle Investment Corp., Cohen
                                  & Steers Capital Management, Inc. (Cohen &
                                  Steers) and the client accounts of Cohen &
                                  Steers as set forth on Schedule A thereto.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             NEWCASTLE INVESTMENT CORP.
                                             ---------------------------
                                             (Registrant)


Date: November 24, 2003                 By:   /s/ Randal A. Nardone
                                             ---------------------------
                                             Name: Randal A. Nardone
                                             Title: Secretary
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                                  EXHIBIT INDEX

EXHIBIT NO.                       DESCRIPTION
-----------                       -----------
1.1                               Purchase Agreement, dated November 21, 2003,
                                  by and among Newcastle Investment Corp., Cohen
                                  & Steers Capital Management, Inc. (Cohen &
                                  Steers) and the client accounts of Cohen &
                                  Steers as set forth on Schedule A thereto.